EX-99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Goldman Sachs ETF Trust of our reports dated October 25, 2024, relating to the financial statements and financial highlights of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the period ended August 31, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2024

Appendix A

Fund Book	Fund	Period
Access Fixed Income ETFs	Goldman Sachs Access Emerging Markets USD Bond ETF	September 1, 2023 - August 31, 2024
Access Fixed Income ETFs	Goldman Sachs Access High Yield Corporate Bond ETF	September 1, 2023 - August 31, 2024
Access Fixed Income ETFs	Goldman Sachs Access Inflation Protected USD Bond ETF	September 1, 2023 - August 31, 2024
Access Fixed Income ETFs	Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	September 1, 2023 - August 31, 2024
Access Fixed Income ETFs	Goldman Sachs Access Investment Grade Corporate Bond ETF	September 1, 2023 - August 31, 2024
Access Fixed Income ETFs	Goldman Sachs Access Treasury 0-1 Year ETF	September 1, 2023 - August 31, 2024
Access Fixed Income ETFs	Goldman Sachs Access U.S. Aggregate Bond ETF	September 1, 2023 - August 31, 2024
Access Fixed Income ETFs	Goldman Sachs Access Ultra Short Bond ETF	September 1, 2023 - August 31, 2024
Access Fixed Income ETFs	Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF	July 30, 2024 - August 31, 2024
ActiveBeta® ETFs	Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	September 1, 2023 - August 31, 2024
ActiveBeta® ETFs	Goldman Sachs ActiveBeta® Europe Equity ETF	September 1, 2023 - August 31, 2024
ActiveBeta® ETFs	Goldman Sachs ActiveBeta® International Equity ETF	September 1, 2023 - August 31, 2024
ActiveBeta® ETFs	Goldman Sachs ActiveBeta® Japan Equity ETF	September 1, 2023 - August 31, 2024
ActiveBeta® ETFs	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	September 1, 2023 - August 31, 2024
ActiveBeta® ETFs	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	September 1, 2023 - August 31, 2024
ActiveBeta® ETFs	Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	September 1, 2023 - August 31, 2024
Equity ETFs	Goldman Sachs Bloomberg Clean Energy Equity ETF	September 1, 2023 - August 31, 2024
Equity ETFs	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	September 1, 2023 - August 31, 2024
Equity ETFs	Goldman Sachs Hedge Industry VIP ETF	September 1, 2023 - August 31, 2024
Equity ETFs	Goldman Sachs Innovate Equity ETF	September 1, 2023 - August 31, 2024
Equity ETFs	Goldman Sachs JUST U.S. Large Cap Equity ETF	September 1, 2023 - August 31, 2024
Equity ETFs	Goldman Sachs North American Pipelines & Power Equity ETF	September 1, 2023 - August 31, 2024
Equity ETFs	Goldman Sachs Small Cap Core Equity ETF	October 3, 2023 - August 31, 2024
Future Thematic Equity ETFs	Goldman Sachs Future Consumer Equity ETF	September 1, 2023 - August 31, 2024
Future Thematic Equity ETFs	Goldman Sachs Future Health Care Equity ETF	September 1, 2023 - August 31, 2024
Future Thematic Equity ETFs	Goldman Sachs Future Planet Equity ETF	September 1, 2023 - August 31, 2024
Future Thematic Equity ETFs	Goldman Sachs Future Real Estate and Infrastructure Equity ETF	September 1, 2023 - August 31, 2024
Future Thematic Equity ETFs	Goldman Sachs Future Tech Leaders Equity ETF	September 1, 2023 - August 31, 2024
MarketBeta® ETFs	Goldman Sachs MarketBeta® Emerging Markets Equity ETF	September 1, 2023 - August 31, 2024
MarketBeta® ETFs	Goldman Sachs MarketBeta® International Equity ETF	September 1, 2023 - August 31, 2024
MarketBeta® ETFs	Goldman Sachs MarketBeta® U.S. Equity ETF	September 1, 2023 - August 31, 2024
MarketBeta® ETFs	Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF	November 28, 2023 - August 31, 2024
MarketBeta® ETFs	Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF	November 28, 2023 - August 31, 2024
Municipal Income ETFs	Goldman Sachs Community Municipal Bond ETF	September 1, 2023 - August 31, 2024
Municipal Income ETFs	Goldman Sachs Dynamic California Municipal Income ETF	July 25, 2024 - August 31, 2024
Municipal Income ETFs	Goldman Sachs Dynamic New York Municipal Income ETF	July 25, 2024 - August 31, 2024
Municipal Income ETFs	Goldman Sachs Municipal Income ETF	July 25, 2024 - August 31, 2024
Municipal Income ETFs	Goldman Sachs Ultra Short Municipal Income ETF	July 25, 2024 - August 31, 2024
Premium Income ETFs	Goldman Sachs Nasdaq-100 Core Premium Income ETF	October 24, 2023 - August 31, 2024
Premium Income ETFs	Goldman Sachs S&P 500 Core Premium Income ETF	October 24, 2023 - August 31, 2024